THE ADVISORS' INNER CIRCLE FUND

                      STERLING CAPITAL SMALL CAP VALUE FUND

                          SUPPLEMENT DATED MAY 19, 2006
                      TO THE PROSPECTUS DATED MARCH 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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At a meeting of the Board of Trustees of The Advisors' Inner Circle Fund held on
May 16, 2006, the Board approved the reorganization of the Sterling Capital
Small Cap Value Fund (the "Sterling Fund") into a newly-created series of the BB&T Funds, which will be named the Sterling Capital Small Cap Value Fund (the "BB&T Sterling Fund"), pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Sterling Capital Management LLC currently serves as adviser to the Sterling Fund and will serve as adviser to the BB&T Sterling
Fund.

The Reorganization Agreement sets forth the terms by which the Sterling Fund will transfer its assets and liabilities to the BB&T Sterling Fund in exchange for shares of the BB&T Sterling Fund, and subsequently distribute those BB&T shares to Sterling Fund shareholders (the "Reorganization"). As a result of the Reorganization, you will become shareholders of the BB&T Sterling Fund.

Shareholders of record as of June 12, 2006 (the "Record Date") are required to approve the Reorganization by voting, in person or by proxy, at a special meeting of shareholders currently scheduled for August 9, 2006. If you become a shareholder of the Sterling Fund after the Record Date, you will not be eligible to vote at the special meeting. If you are a shareholder of record as of the Record Date, you should expect to receive a prospectus/proxy statement that provides more detailed information about the proposed Reorganization, the BB&T Sterling Fund and the special meeting. If approved by shareholders, the Reorganization is expected to occur shortly after the shareholder meeting in August 2006.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE